SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Suite 400, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 30, 2016, Neoteric Cosmetics, Inc., a Colorado corporation (“Neoteric”), a wholly owned subsidiary of Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Ultimark Products, Inc., a Delaware corporation (“Ultimark”) and consummated the transaction contemplated thereby, pursuant to which Neoteric purchased from Ultimark all intellectual property assets and certain related assets owned by Ultimark as well as inventory of finished goods owned by Ultimark and used in connection with the manufacture, sale and distribution of the Prell®, Denorex® and Zincon® brands of hair and scalp care products (the “Brands”). The total consideration Neoteric paid for the Brands was $9,093,034, plus or minus any inventory adjustment based on the value of the inventory of finished goods as of the closing compared to the target inventory of $493,034, plus the assumption by Neoteric of certain specific liabilities of Ultimark related to the performance of certain purchase orders and contracts following June 30, 2016 (the “Ultimark Acquisition”). An amendment to this Current Report on Form 8-K will be filed within 75 days of June 30, 2016 to report certain financial information regarding the Brands and the Ultimark Acquisition.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to Exhibit 2.1.

On June 30, 2016, the Company and Neoteric, as borrowers, entered into the Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“Chase”), as lender, pursuant to which Chase provided a term loan and a revolving credit facility that will be used to finance a portion of the Ultimark Acquisition and for the Company’s general corporate purposes and working capital. The term loan amount is $2.4 million with quarterly payments fully amortized over three years and interest of (i) the LIBO Rate + 3.75% or (ii) the Prime Rate + 1.00%, with a floor of the one month LIBO Rate + 2.5%. The revolving credit facility amount is $4 million with interest of (i) the LIBO Rate + 3.00% or (ii) the Prime Rate + 0.25%, with a floor of the one month LIBO Rate + 2.5%. The revolving credit facility will terminate on June 30, 2019 or any earlier date on which the revolving commitment is otherwise terminated pursuant to the Credit Agreement. The loans are secured by all of the assets of the Company and all of its subsidiaries.

The Credit Agreement requires, among other things, that beginning on December 31, 2016, the Company maintain a Debt Service Coverage Ratio of no less than 1.25 to 1.0 and a Funded Indebtedness to Adjusted EBITDA Ratio of no greater than 3.0 to 1.0.  The Credit Agreement also contains covenants typical of transactions of this type, including among others, limitations on the Company’s ability to: create, incur or assume any indebtedness or lien on Company assets; pay dividends or make other distributions; redeem, retire or acquire the Company’s outstanding common stock, options, warrants or other rights; make fundamental changes to its corporate structure or business; make investments or asset sales; or engage in certain other activities as set forth in the Credit Agreement. A copy of the Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 2.2 and is incorporated by reference herein. The foregoing description of the Credit Agreement is qualified in its entirety by reference to Exhibit 2.2. Capitalized terms used but not defined above shall have the meanings attributable thereto in the Credit Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

On June 30, 2016, the Company terminated that certain Second Amended and Restated Financing Agreement, dated March 16, 2011, between the Company, Neoteric, SLG Chemicals, Inc., Colorado Product Concepts, Inc. and Summit Financial Resources, L.P., as amended by the Addendum to Second Amended and Restated Financing Agreement, dated March 16, 2011 and further amended by the First Amendment to Second Amended and Restated Financing Agreement, dated June 29, 2012, as previously described in the Company’s filings.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The description of the Purchase Agreement contained in Item 1.01 above is hereby incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement contained in Item 1.01 above is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure

The following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 7, 2016, the Company issued a press release announcing its entry into the Purchase Agreement and the Credit Agreement and the consummation of the transactions contemplated thereby. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1

Asset Purchase Agreement, dated June 30, 2016. Schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

2.2

Credit Agreement, dated June 30, 2016. Schedules, exhibits and similar attachments to the Credit Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

99.1	Press Release dated July 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC.

Date: July 7, 2016	/s/ Barry J. Levine
By: Barry J. Levine Treasurer, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1

Asset Purchase Agreement, dated June 30, 2016. Schedules to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

2.2

Credit Agreement, dated June 30, 2016. Schedules, exhibits and similar attachments to the Credit Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.

99.1	Press Release dated July 7, 2016.